Thrivent Church Loan and Income Fund

Supplement to the Prospectus dated July 29, 2019

Effective December 31, 2019, the “Annual Fund Operating Expenses” and “Example” table under “Summary of Fund Expenses” are deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (as a percentage of the net assets attributable to the Shares)[1]
Share Class	Class S
Management Fees	1.10%
Other Expenses[2]	7.86%
Total Annual Fund Operating Expenses	8.96%
Fee Waiver and/or expense reimbursement or recoupment[3]	(7.96%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.00%

[1]	The figures in this table are based on the assumption that the Fund sells $28 million worth of Class S Shares. If the Fund raises more or less than this amount these figures would differ.
[2]	Other Expenses are based on estimated expenses for the current fiscal year.
[3]

The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Class S Shares through at least July 31, 2021 to the extent that Total Annual Fund Operating Expenses exceed 1.00% of average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Amounts waived by the Adviser during the contractual period cannot be recouped by the Adviser in subsequent periods. This fee waiver may not be terminated before the indicated termination date without the consent of the Fund’s Board, including a majority of the Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). See “Management of the Fund – Management Agreement” for more information.

EXAMPLE

The following Example is intended to help you understand the various costs and expenses that you, as a Shareholder of the Fund, would bear directly or indirectly. The Example assumes that you invest $1,000 in the Fund for the time periods indicated. Because there are no fees charged to you by the Fund associated with repurchases of your Shares, the costs assessed on you by the Fund would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV per share, and that the Fund’s operating expenses (as described above) remain the same, except that this example reflects the fee waiver/ expense reimbursement arrangements described in Note 3 above (thus, the fee waiver/expense reimbursement is only reflected in the 1 year example; if it were reflected for the other years those years’ costs would be lower). The Example should not be considered a representation of the Fund’s future expenses, and your actual expenses may be higher or lower than those shown. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

Share Class	1 Year	3 Years	5 Years	10 Years

S	$10	$189	$354	$713

The date of this Supplement is December 20, 2019.

Please include this Supplement with your Prospectus.

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